UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2004

iPass Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

000-50327	93-1214598
(Commission File Number)	(IRS Employer Identification No.)

3800 Bridge Parkway, Redwood Shores, California	94065
(Address of principal executive offices)	(Zip Code)

(650) 232-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

     On October 26, 2004, iPass Inc. reported its results of operations for its fiscal third quarter ended September 30, 2004. A copy of the press release issued by iPass concerning these results is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

     The information in this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.

     iPass provides non-GAAP net income and non-GAAP earnings per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. iPass believes that this presentation of non-GAAP net income and non-GAAP earnings per share, excluding the effect of amortization of stock-based compensation and amortization of intangibles, provides additional useful information to management and investors. Specifically, amortization of stock-based compensation is a non-cash expense, and management currently expects that once the company’s deferred stock-based compensation reflected on its balance sheet is fully amortized iPass will not, absent changes in financial reporting requirements, report additional stock-based compensation expense. Furthermore, management excludes the effect of amortization of stock-based compensation and amortization of intangibles for budgeting purposes, as well as analyzing the underlying performance of the company. Management believes that although GAAP measures are important for investors to understand, providing investors with these non-GAAP measures provides investors additional important information to enable them to assess, in the way that management assesses, both the current and future operations of iPass.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 26, 2004, entitled “iPass Reports Third Quarter 2004 Results.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPASS INC.

Dated: October 26, 2004	By: /s/ DONALD C. McCAULEY

Donald C. McCauley
Vice President, Finance, and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated October 26, 2004, entitled “iPass Reports Third Quarter 2004 Results.”